Exhibit 10.17

No. BJ-2018-

Labor contract

Party A: Shuhai Information Technology Co., Ltd

Party B: Zhang Jijin

Signing Date: Aug 21, 2018

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According to the“Labor law of the People's Republic of China”and the“Labor contract law of the People's Republic of China”and other relevant laws and regulations of China, both parties (hereinafter referred to as "both parties") on the basis of equality, voluntary and mutually agreed to sign this contract, and abide by the terms of this contract.

I.Basic information of Party A and Party B

1. Party A: Shuhai Information Technology Co., Ltd

Legal representative(major representative) or consignor: Liu Zhixin

Registered address:Suite 11E1, Floor 11, Building 1, 1 Xinghuo Rd, Fengtai District, Beijing City

Business address Beijing__________

Email:________________

2. Party B___Zhang Jijin________ Used name ______N/A_____

Sexual Male________

household registration (non-agriculture、agriculture) non-agriculture

ID Card Number 370725196909084610 _____________________

Or other valid certificate type and number______N/A_____

start working time: 8 month 21 day 2018 year

Residential address and postal code in Beijing 22-4-302, Bajiaonan Rd, Shijingshan District,

Address and zip code No.120, Zhangzhuang Village, Atuo Town, Changle County, Shandong Province_

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The unique delivery address and zip code for receiving various documents:

22-4-302, Bajiaonan Rd, Shijingshan District,

Unique email address for receiving all types of documents:__________

Party B's acknowledgement: if Party A sends all kinds of information to Party B according to the unique service address and unique E-mail address provided by Party B, Party A shall keep Party B fully informed .If Party A sends the information to Party B by post (including various express forms) and the email is received or stored in various forms, Party B also acknowledges that Party A has made full disclosure to itself.When Party A sends the information to Party B by post (including all kinds of express forms), if the E-mail is returned due to reasons of Party B and Party a has fulfilled the obligation of full disclosure to Party B, Party b shall bear the adverse consequences.

Party B undertakes to ensure the above information is accurate and effective.Party B acknowledges that Party A has fulfilled its obligation to inform Party B when serving various documents to Party B according to the above information provided by Party B. In case of any change of the above information, Party B shall submit a written explanation to Party A within 3 working days from the date of such change.

Party B shall check the aforesaid E-mail box every day and ensure that the aforesaid E-mail box shall remain valid after leaving office to ensure the performance of the contractual obligations of both parties, otherwise, it shall be at its own risk.

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II. Term of labor contract

3.      The type of this labor contract shall be the fixed term labor contract (fill in "fixed term", "no fixed term" and "deadline for completion of certain tasks").This contract is the 1 (times) labor contract signed by both parties.

This contract is a labor contract with a fixed term, which starts from 08.21.2018 to 08.20.2021 .

This labor contract is a non-fixed term labor contract, which can be terminated from month day year.

This labor contract is the one based on the completion of a certain task. The term of the labor contract shall start from the date of month day year to the completion date,or month day year, of the task. The date of completion shall be approximately month day year, or the completion conditions are as fellows: .If both parties agree to sign the labor contract to complete a certain task for a period of time, the probation period shall be flexible.

Starting from08.21.2018 to 02.20.2018 is the probation period. Party A may extend the probation period according to Party B's performance, but the maximum period shall not exceed three years. If Party A requests to extend the probation period, the term of this labor contract shall be extended according to the variation of the probation period, but the maximum term shall not exceed three years.The written notice required by Party A to extend the probation period and reconfirm the term of labor contract shall be sent to Party B three days before the expiration of the probation period.During the probation period, Party B shall not be entitled to enjoy the benefits of the company's regular employees (except social insurance and other benefits stipulated by the state).

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Party B acknowledges that the following situations do not meet Party A's employment conditions, and Party A has the right to immediately terminate the labor contract within the probation period without any compensation

i.Not having the employment procedures and identification documents stipulated by the state;

ii.Fail to provide the required proof materials for employment, social insurance and other social security requirements within 15 days after entry, fail to submit the dimission certificate issued by the original employer or other materials required by the company within 15 days after entry;

iii.All kinds of information and documents, including but not limited to, resume, application for entry, certificate, education certificate, etc, submitted to Party A are fake and counterfeit (note: All kinds of information and documents, including but not limited to, resume, application for entry, certificate, education certificate, etc, are the decisional basis for Party A to decide whether to hire Party B.; and this article also belongs to the case that Party B has committed a serious violation of discipline after becoming a regular worker.

iv.Concealing the existence of labor relations with other units and the obligation of confidentiality and competition restrictions;

v.Failing to complete the assigned tasks with quality and quantity;

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vi.Failing to be competent in the assigned work and the job duties stipulated by the company;

vii.If Party B is absent from work for more than 10 days (excluding) during the probation period for reasons other than work-related injury, or he/she takes sick leave for more than 10 days (excluding the tenth day) during the probation period, or he/she takes normal leave for more than 5 days during the probation period, or is late for more than 3 times, or is absent from work.

viii.Those suffering from mental illness or infectious diseases which are prohibited by law from working or whose physical and health conditions do not meet the requirements of the post

ix.Any violation of the employee handbook and rules and regulations during the probation period.

x.Under 60 points being made by his/her department and leaders during the probation period;(note: based on the new employee probation appraisal form (i), (ii) and (iii));

xi.If Party A fails to terminate the labor contract or labor relationship with the original employer according to law (in case of any loss caused to the company due to such situation, Party A shall have the right to claim compensation from Party B, and this clause shall apply to Party B after becoming a regular worker).

xii.Party B has a competition restriction agreement with the original employer and within the limitation scope;

xiii.Party B is a wanted person on record or being held on bail pending trial or under residential surveillance;

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xiv.Failing to work at the designated post at the specified time without written permission of the company;

xv.Not agreeing to purchase social insurance or signing labor contract with the company according to the requirements of the company after joining the company;

xvi.Concealing facts that have been subject to various legal or disciplinary sanctions;

xvii.Not having skills required for the position;

xviii.Fail to complete the work tasks regarding this post during the probation period;

xix.Failure to cooperate with Party A or failure to allow Party A to handle the transfer, registration and payment procedures of social insurance, provident fund, archives etc. for Party B within 10 working days after Party A's notification;

xx.Other circumstances that do not meet the requirements stipulated in the recruitment notice, the tripartite employment agreement, etc.

Party B acknowledges that the contents in the appraisal form for new employees' probation period shall be the appraisal standard of the probation period and has received it.

III. work content and address

4. Party B agrees to work in the department Financial department CFO as required by Party A (see annex iii hereto for details).Party A may adjust Party B's post responsibilities and work contents according to its operation and performance.Party A shall adjust Party B's post according to the following provisions:

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i.Party B shall have the obligation to receive training provided by Party A regarding the following condition arises: Party B's work content has been adjusted due to the operation changes of Party A, or Party B is capable of new jobs without any adverse changes in payment.

ii.Party B applies for a new position according to his/her ability and Party a agrees

iii.Party B is not qualified for the post standard agreed in this contract after being assessed by the department or the human resources department of Party A;

iv.Other situations occur when Party A adjusts Party B's post.

If Party a adjusts the position of Party b, the salary standard of Party b shall be adjusted according to the salary standard of the new post corresponding to the company standard, but equal pay shall be paid.

5. Based on the job characteristics of Party a, Party B's work area or location is Beijing.

i.Party A shall have the right to reasonably change Party B's work place (except for business trip) according to the operation and business development. Party B has no objection to this, but Party A shall consider the impact of the change of work place on Party B's life and take reasonable remedial measures.

ii If the change of work place of Party B leads to the change of Party B's post and work content, the labor conditions such as salary and treatment shall be adjusted accordingly according to the new post, but the labor conditions such as equal pay and salary shall not be adversely changed.

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If Party B does not agree to change its work place according to the reasonably operation and business development, Party A shall have the right to terminate this contract.

6. The work of Party b shall meet the requirements of its post.(see annex iii to this contract)

IV. Working Hours and vacation

7. Party A shall arrange Party B to implement the fixed working hours system.

Party A arrange Party B to implement standard working hours system. Working hours of Party B shall not be more than eight hours every day, or more than 40 hours a week. Weekly rest day on Saturday and Sunday.

If Party A arranges Party B to carry out the comprehensive working hour system or the irregular working hour system, it shall obtain the administrative permission decision of the labor administrative department's special working hour system in advance.

If Party A do not plan to arrange Party B to work overtime but Party B needs to work overtime, Party B shall submit an application to Party A and gets Party A's approval to do so.

8. the vacation system implemented by Party A for Party B is based on national laws and regulations and the relevant management system of the company.

V. Labor Remuneration

9. Party A shall wire Party B's salary before the 16th of each month. In case of any delay in receipt of the payment by a third Party, Party B acknowledges that it is not a case where Party A is in arrears of wages.

The bank account of Party b to pay the salary is: 6226220125888486

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Party B undertakes that the bank account shall remain in valid status for the duration of his/her employment and after his/her resignation.

For Party B, The total amount of wages during the probation period shall be: 12800 RMB, Full Member Salary shall be: basic salary 3100RMB; Merit pay 12900 RMB。(Merit pay adopts the floating system of evaluation).

Party B's salary during the probation period shall be 80% of the total amount of the contract. In case of any early conversion, Party A's written notice shall prevail.During the probation period, Party B shall not enjoy the welfare treatment of the company's regular employees (except the social insurance and welfare treatment stipulated by the state).

If Party A agrees Party B to work overtime, it shall arrange Party b to take time off or pay Party b overtime fee according to law.The overtime fee of Party b shall be calculated based on its basic salary.

Other salary agreements between Party A and Party B: Party A shall adjust the salary standard of Party B according to the changes of Party A's salary system or job adjustments of Party B and Party A's actual business conditions, rules and regulations, referring to Party B's assessment, as well as Party B's working years, reward and punishment records and job changes, but not below the minimum wage standard set by the state.

Party B's personal income tax shall be withheld and paid by Party A.

10. Party A shall pay Party B a monthly living expense of yuan or execute according to national laws and regulations if Party A's production tasks are insufficient and Party B is waiting for work.

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VI. Social insurance and other insurance benefits

11. Both parties shall take social insurance in accordance with the regulations of the state and Beijing.Party a shall handle the relevant social insurance procedures for Party b and undertake the corresponding social insurance obligations.

12. The medical treatment of Party B's illness or non-work-related injury shall be subject to relevant regulations of the state and Beijing.Party A shall pay Party B sick leave salary according to national laws and regulations.

13. Party B's treatment for occupational diseases or work-related injuries shall be subject to relevant regulations of the state and Beijing.

14. Party A shall provide Party B with the following benefits according to the company system.

VII. Labor protection, labor conditions and occupational hazard protection

15.Party A shall provide Party B with necessary safety protection measures and distribute necessary labor protection articles according to the state regulations on labor safety and health as required by the position

16. Party A shall establish a safe production system in accordance with relevant national laws and regulations;Party B shall strictly abide by Party A's labor safety system, strictly prohibit illegal operations, prevent accidents in the work process and reduce occupational hazards.

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17. Party A shall establish and improve the responsibility system for occupational disease prevention, strengthen the management of occupational disease prevention and improve the level of occupational disease prevention.

VIII. Termination of labor contract and economic compensation

18. If the laws, administrative regulations and rules on which the contract is based are changed, the relevant contents of the contract shall also be changed accordingly.

19. If the contract cannot be performed due to major changes in the objective circumstances on which the contract is based, the relevant contents of the contract may be changed with the agreement of both parties through negotiation.

20. This contract may be terminated upon mutual agreement of both parties.

21. Party A may terminate this contract under any of the following circumstances:

1、 Be proved to be unqualified for employment during the probation period.

2、 Serious violating Party A's labor discipline or Party A's rules and regulations.

3、 Serious dereliction of duty and malpractice for selfish ends cause significant damage to Party A, including economic loss of more than 1,000 yuan, punishment or negative evaluation from the administrative authority or negative evaluation from the society which resulting Party A's business activities can not be carried out normally.

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4、 Establishing labor relations with other employers at the same time.

5、 Party A shall enter into or change the labor contract against its true intention by means of fraud, coercion or taking advantage of others' danger

6、 Party b has been absent from work for two consecutive days or has been absent from work for three days in a month or has been absent from work for more than five days in a year.

7、 Be giving criminal sanctions according to law

8、 Violation of basic principles of business ethics, serious negligence, serious violation of discipline, major violation, special violation and serious violation of rules and regulations in the employee handbook.

22. If Party B has one of the following circumstances, Party A may terminate this contract, but it shall notify Party B in writing 30 days in advance.

1、 Party B is unable to do his/her original work or other work arranged by Party A after his/her illness or non-work-related injury medical treatment has expired.

2、 Party B is not competent for the work (referring to the job duties and requirements), and is still not competent after training or adjustment.

3、 The labor contract cannot be performed due to major changes in the objective conditions on which the labor contract is concluded. Party A and Party B fail to reach an agreement on changing the content of the labor contract through consultation.

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Party B shall not leave his/her post within 30 days from the date of informing Party A of the termination of the labor contract, and Party A shall have the right to ask Party B to leave his/her post within 30 days.

If Party B notifies Party A to terminate the employment contract based on the above circumstances, Party A may deal with it as absenteeism, and may require Party B to be liable for all losses caused thereby

23. If it is necessary to reduce more than 20 employees or less than 20 employees but accounts for more than 10 percent of the total number of employees under any of the following circumstances, Party a may terminate this contract after explaining the situation to the trade union or all employees 30 days in advance, listening to the opinions of the trade union or all employees and reporting to the labor administrative department:

1、 Reorganization in accordance with the company bankruptcy law;

2、 Having serious difficulties in production and operation

3、 Through transferring production, major technical innovation or adjustment of business mode, the company still needs to reduce its personnel after it changes its labor contract.

4、 Other major changes in the objective economic conditions on which the labor contract is based have made it impossible to perform the labor contract

24. Under any of the following circumstances, Party B may at any time notify Party A to terminate this contract.

1、 Failing to provide labor protection or working conditions as agreed in the labor contract;

2、 Failing to pay labor remuneration in full in time

3、 Failing to pay social insurance for labourers according to law

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4、 Party a's rules and regulations violate laws and regulations and damage the rights and interests of workers;

5、 Party A changes the labor contract against Party B's true intention by means of fraud, coercion or taking advantage of others' danger;

6、 Other circumstances under which the laborer may terminate the labor contract as provided in the laws and administrative regulations

25. If Party a forces Party b to work by means of violence, threat or non-restriction of personal freedom, or if Party a's illegal command or forced operation endangers Party b's personal safety, Party b may immediately terminate the labor contract without prior notice to Party a.

26. The labor contract shall be terminated under any of the following circumstances.

1、 The labor contract expires;

2、 Party b begins to enjoy the basic endowment insurance treatment according to law;

3、 Party b dies or is declared dead or missing by the people's court;

4、 Party a is declared bankrupt according to law;

5、 Party A's business license is revoked, Party A is ordered to close down, Party A is revoked or Party A decides to dissolve in advance;

6、 Other circumstances stipulated by laws and administrative regulations.

27. Party A and Party B shall conscientiously fulfill the contract, and shall not unreasonably dismiss or resign midway through the contract without justified reasons, otherwise, they shall bear all economic losses caused thereby.Party B shall notify Party a three days in advance during the probation period

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28. Upon expiration of this contract, both parties may renew the labor contract upon mutual agreement.If the labor contract expires, the service term agreed in the training agreement signed by both parties do not expire, the original labor contract shall be extended to the expiration of the service term agreed in the training agreement.

29. If both parties still have labor relations after the expiration of this contract, Party A shall renew the labor contract with Party B in a timely manner.If the labor relationship still exists after the expiration of the contract, This contract shall be deemed to be automatically renewed for a same fixed term.

30. The termination of the labor contract by both parties involves the situation that Party A needs to pay economic compensation in accordance with the provisions of the labor contract law. The amount and duration of such compensation shall be subject to the provisions of laws and regulations.

31. When the contract is terminated, Party B shall handle the work handover as agreed by both parties.If economic compensation shall be given, it shall be paid at the time of work handover.

If Party B fails to complete the work handover as required by Party A, Party A shall not pay Party B economic compensation, nor reimburse Party B for all kinds of payments, and Party B shall be liable for any losses caused to Party A.

IX. Other contents agreed by the parties

32. Party A and Party B agree to add the following contents to this contract:

If Party a decides to terminate the labor contract of Party B, Party A shall only authorize the legal representative or the head of personnel department to carry out the decision, other personnel have no such authority.

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Because of Party A's Internet + management way, the relevant data are stored in the independent third Party server which means the authenticity and objectivity of the related management information, and Party B acknowledges this. If Party B objects this, the objection to Party A should be submitted in written form within 2 working days from it generates , otherwise it shall be deemed to recognized the related information by Party B.

In case of any labor dispute between Party B and Party A, Party A and Party B hereby agree to adopt the method of non-public hearing.

X. Labor dispute settlement and others

33. In case of any dispute arising from the performance of this contract, the parties may apply to Party A's labor dispute mediation committee for mediation.If mediation fails, the Party B may apply to the labor dispute arbitration committee for arbitration

Either Party may also directly apply to the labor dispute arbitration committee for arbitration.

34. The appendix of this contract is as follows:

1、appendix I:The confidentiality agreement

2、appendix II:Intellectual property protection and non-competition agreement

3、appendix III:Job requirements

4、appendix IV:The employee handbook

35. The matters not covered herein or in conflict with the relevant regulations of China and Beijing in the future shall be subject to the relevant regulations.

36. This contract is made in duplicate, with each Party holding one copy.

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(The following is without text but for signing)

Party A(Seal): Shuhai Information Technology Co., Ltd	Party B (signature) /Zhang Jijin/

Signing date: 8 month 21 day 2018 year	8 month 21 day 2018year

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劳 动 合 同 续 订 书

The renewed contract is labor contract and for the term of the renewed contract is from (year/month/date), to (year/month/date)

Party A(Seal)       Party B(Signature or seal)

Legal representative (principal)Or authorized agent (signature or stamp)

        Month         Day        Year

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The renewed contract is labor contract and for the term of the renewed contract is from (year/month/date), to (year/month/date)

Party A(Seal)          Party B(Signature or seal)

Legal representative (principal)Or authorized agent (signature or stamp)

        Month         Day        Year

labor contract amendment

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Party A and Party B agree to make the following changes to this contract:

Party A(Seal)          Party B(Signature or seal)

Legal representative (principal)Or authorized agent (signature or stamp)

        Month         Day        Year

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Instruction

I.This contract can be used when the employer signs the labor contract with the employee

II.When the employer and the employee use this contract to sign the labor contract, the contents agreed upon by both parties shall be filled in the corresponding space after negotiation.

When signing the labor contract, Party a shall affix its official seal;The legal representative or principal person in charge shall sign or seal himself.

III.The terms to be added upon negotiation of both parties shall be indicated in the labor contract amendment hereof.

IV. Other contents agreed by the parties, such as changes to the labor contract, etc., which cannot be filled in this contract, may be attached with additional paper.

V. This contract shall be filled in with pen or signature pen, clear in writing, concise and accurate in writing, and shall not be altered.

VI. This contract is made in duplicate with each Party holding one. Party a shall not keep the one that should be kept by Party B.

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Annex 1 of Labor contract: Confidentiality Agreement

Confidentiality Agreement

根据《中华人民共和国劳动法》及其他有关保护企业商业秘密的法律、法规,甲乙双方经平等协商同意,自愿签订本协议,共同遵守本协议所列条款。

According to "Labor Law of the People's Republic of China" and other relevant laws and regulations on trade secrets to protect enterprises, through equal consultation between both parties agreed to, voluntary sign and abide by the terms of this agreement.

本协议中的“公司”指甲方及甲方关联公司。

The "company" in this agreement, refers to Party A and affiliate companies of Party A.

由于乙方在甲方任职期间,已经或(将要)知悉或接触公司的业务和技术信息,而这些业务和技术信息为保密性质,属于公司的财产,且将会在其履行职务的过程中不断接触更多保密信息;

During its employment at Party A, Party B is already or will be aware of or have access to the business and technical information of the Company, and such business and technical information is confidential by its nature, the property of the company, Party B will continue to have access to more confidential information in the process of performing its job duties;

为了明确乙方的保密义务,甲、乙双方本着平等、自愿、公平和诚实信用的原则,订立本保密协议。双方确认在签署本协议前已经详细审阅过协议的内容,并完全了解协议各条款的法律含义。

In order to specify the confidentiality obligations of Party B, both Parties should be based on the principle of equality, voluntariness, fairness, honesty and credit, and conclude the following confidentiality agreement. Both sides confirm that, before signing this agreement, they have examined the contents of the agreement in detail, and fully understand the legal meaning of the terms.

一、	保密的内容和范围
I.	The content and scope of the confidentiality

甲乙双方确认,乙方应承担保密义务的甲方商业秘密范围包括但不限于以下内容:

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Both parties confirmed that business secrets with regard to which Party B shall bear the confidentiality obligations include but not limited to the following:

1、技术信息:包括但不限于有关公司产品和其特性以及操作模式的信息技术方案、工程设计、电路设计、制造方法、制造工艺、配方、工艺流程、技术指标、技术和质量标准及规范与规程、技术研究的阶段和最终结果、设计图纸及设计计算等设计文件、操作技术与方法、施工技术文件与方法、专利获专有技术、计算机软件、数据库、实验笔记、测试程序、软件设计和结构、软件文件、内部文件或其他报告分析性能信息、试验结果、图纸、样品、样机、模型、模具、操作手册、技术文档、涉及商业秘密的业务函电等。

1. Technical information, including but not limited to the products of the company and its characteristics and operation mode of information technology solutions, engineering design, circuit design, manufacture method, manufacturing technology, formulation, technological process, technical index, technical and quality standards and rules and regulations, technology research stage and the final result, design drawings and design documents, operation technology and methods, construction technology documents and method, patent proprietary technology, computer software, database, lab notes, test procedure, software design and structure, software files, internal documents or other report analysis performance information, the test results, drawings, samples, prototypes, models, molds, operation manual and technical documents, involving the business secret of business correspondence, etc

2、经营信息:包括但不限于公司的客户名单、营销计划、采购资料、定价政策、不公开的财务资料、进货渠道、产销策略、招投标中的标底及标书内容、投资及融资信息、合作伙伴及合作关系细节、未来商业计划。

Management information: including but not limited to the customer lists, marketing plans, purchasing information, pricing policies, financial information unknown to the public, purchase channels, production and marketing strategy, pre-tender estimate in the bidding content, investment and financing information, partnership and cooperation relations details and future business plans of the company.

3、公司依照法律规定或者有关协议的约定,对外承担保密义务的事项:

Company in accordance with the law or the provisions of the related agreement,

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undertake the obligation to keep confidential matters:

l	如在缔约过程中知悉的对方当事人的秘密;

Such as in the contracting process know the secrets of the other Party;

l	和有关协议的约定(如技术合同等)对外承担保密义务的事项。

And the provisions of the related agreement (e.g., technology contract, etc.) undertake the obligation to keep confidential matters

4、其他甲方未向公众公布的公司内部经济、技术、管理等信息。

Other information, such as economy, technology, management inside the company Party A is not released to the public.

二、乙方的保密义务

II. Confidentiality obligations of Party B

对本协议第一条所称的商业秘密,除有甲方书面授权,无论乙方以何种方式从甲方获得甲方的技术资源和市场资源,以任何方式、任何目的完整或部分地向非甲方企业或非甲方人员提供上述的技术资源和市场资源,或者向甲方企业中与工作需要无关的人员提供上述的技术资源和市场资源,均视为泄密。乙方承担以下保密义务:

Trade secrets referred to in article 1 of this agreement, in addition to Party A's written authorization, no matter Party B obtain technical resources and market resources from Party A, full or in part to the enterprise Party A or provide the technical resources and market resources to not the Party A's personnel, has nothing to do with the job needs in the enterprise to provide the technical resources and market resources, are considered to be leaked. Party B undertake the following confidentiality obligations:

1、不得刺探与本职工作或本身业务无关的商业秘密;

1. Not spying on commercial secrets has nothing to do with the job or the business itself;

2、不得向不承担保密义务的任何第三人披露甲方的商业秘密;

2.	Shall not disclose the commercial secrets of Party A to any third Party that has no confidential obligation;

3、不得允许(出借、赠与、出租、转让等处分甲方商业秘密的行为皆属于“允许”)或协助不承担保密义务的任何第三人使用甲方的商业秘密;

3.	Shall not allow (loan, gift, lease, transfer and disposition of Party A's commercial secrets all belong to "allowing") or assist any third Party who does not undertake the confidential obligation use the commercial secrets of Party A;

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4、如发现商业秘密被泄露或者自己过失泄露商业秘密,应当采取有效措施防止泄密进一步扩大,并及时向甲方报告。

4.	If Party B discovers commercial secrets leaked or your negligence leak trade secrets, shall take effective measures to prevent leaks further expand, and timely report to Party A.

三、保密期限

III. Confidentiality Term

甲、乙双方确认,乙方的保密义务自本协议签订之日起开始,到该商业秘密公开(即已不属于商业秘密)时止。乙方是否在职,不影响保密义务的承担。

Both Party A and Party B confirm that, confidentiality obligations of Party B start from the signing date of this agreement, ends until the commercial secret becomes public (i.e., in other words, the information is not the trade secrets anymore). Whether Party B is employed, shall not affect its confidentiality obligations

四、违约责任

IV. Liability for Breach of Contract

甲乙双方约定:

Both Parties agreed:

(1)	如果乙方不履行本协议第二条所规定的保密义务,应当承担违约责任;

If Party B fails to perform the obligations stipulated in Article 2 of this agreement, it shall liable for breach of contract

(2)	如果因为乙方前款所称的违约行为造成甲方的损失,乙方应当承担损失赔偿责任;

If Party B's breach as referred to in the preceding paragraph caused the loss of Party A, Party B shall bear the liability for damages;

(a)	乙方需承担的损失赔偿责任包括但不限于因其违约的行为给甲方造成的直接的或/及间接的,有形的或/及无形的财产或/及非财产方面的损失;

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Party B must bear the liability for damages including but not limited to, directly or indirect losses of Party A including tangible or intangible property damages resulting from Party B’s default behavior;

(b)	甲方因调查乙方的违约行为而支付的合理费用,应当包含在损失赔偿额之内;

Reasonable costs occurred in connection with Party A's investigation of Party B's breach should be included in the loss compensation.

(3)因乙方的违约行为侵犯了甲方的商业秘密权利的,甲方可以选择根据本协议要求乙方承担违约责任,或者根据国家有关法律、法规要求乙方承担侵权责任。

When default of Party B violated the rights of Party A to the commercial secrets, Party A can choose to require Party B to bear its responsibilities upon breach according to this agreement or require Party B to bear tort liability in accordance with relevant state laws and regulations.

五、协议的效力和变更

V. The Validity and Amendment of the agreement

本协议构成甲方和乙方签署的劳动合同的附件三,是劳动合同不可分割的一部分,对本协议的违反也是对劳动合同的违反。本协议未规定的部分以劳动合同为准。

This agreement constitutes Annex 3 of Labor Contract signed by Party A and Party B, is an integral part of the labor contract; breach of this agreement is in violation of labor contract. Parts not covered in this agreement will be subject to the labor contract.

本协议自双方签字及盖章后生效。本协议的任何修改必须经过双方的书面同意。

This agreement shall take effect after signed and stamped by both parties. Any modification of this agreement must be made upon written consent of both parties

(本行以下无正文,为签署部分)

(The following is without text but for the signing)

甲方:数海信息技术有限公司(盖章)

Party A: Shuhai Information Technology Co., Ltd (Seal)

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乙方:刘志欣

Party B:	/s/ Zhang Jijin

日期:同主合同签署日期

Date: Same as the signing date of the main contract

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劳动合同书附件二 知识产权保护和竞业禁止协议

Annex 2 of this Labor Contract: Protection of Intellectual Property and Non-Compete Agreement

知识产权保护和竞业禁止协议

Intellectual Property and Non-Compete Agreement

鉴于:乙方是甲方聘用的从事劳动合同书附件一中所述岗位的专业人员;乙方所从事的工作将涉及甲方拥有的专利权、专有技术、著作权、计算机软件、数据库、商标权和其它形式的知识产权;为保护甲方的知识产权,明确双方的权利义务,特订立协议下:

Party B is hired by Party A as a professional for the position listed in the labor contract described in Annex 1 the work Party B is engaged in will involve the patent right of Party A, proprietary technology, copyright, computer software, database, trademark right and other forms of intellectual property rights; to protect the intellectual property rights of Party A, this agreement hereby specifies the rights and obligations of both parties as follows:

一、为本协议之目的,“知识产权”是指已注册和未注册的,包括著作权及相关的权利、进行了注册申请的专利、专利申请权、商标、服务标志、标识、形象、产品外观、商号、互联网域名、设计权、版权(包括计算机软件的版权)、数据库权利、半导体设计图权利、实用新型、专有技术、商业秘密、发明创造(无论是否受专利法保护)和其他受专利、著作权、商标、商业机密或其它法律保护的知识产权,不论其表现为何种形式,记载于何种载体。

I.	For the purpose of this agreement, "intellectual property" refers to the registered and unregistered copyright and related rights, patents subject to pending registration, patent application right, trademark, service mark, logo, image, product appearance, trade name, Internet domain names, design rights, copyright (including the copyright of computer software), database rights and proprietary technology, semiconductor design right, utility

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model, trade secrets, inventions (whether or not protected by patent law) and other patent, copyright, trademark, trade secret or other intellectual property rights protected by the laws, regardless of the form and carrier.

二.	有下列条件情况之一的,乙方(单独或与他人共同)完成的知识产权以及与之有关的所有资料全部属于甲方在全球范围内独家所有。乙方同意将与职务发明相关的任何权利和利益无偿且完全地转让于甲方,包括但不限于职务发明的申请专利的权利、署名权、许可使用权和获得奖金报酬权:

II. If one of the following conditions occurs, works protected by intellectual property rights and completed by Party B (alone or jointly with others) and all related information all belong to Party A worldwide. Party B agrees to transfer invention related rights and interests free and completely to Party A, including but not limited to the right to apply for the invention patent, the right of authorship, right to use and the right to bonuses;

1.	受聘期间在本职工作中完成的知识产权;

1. Intellectual Property completed during Party B’s employment;

2.	履行甲方交付的本职工作之外的任务所研发的知识产权;

2. Intellectual Property Rights developed in Performing tasks given outside of work assigned by Party A;

3.	离职、退休或者调动工作后一年内研发的同甲方业务相关的(而无论同乙方履行其本身的工作职责是否相关)知识产权,无论是否可以申请专利、商标或其它权利;

3. Intellectual Property Rights developed within a year after the resignation, retirement or relocation and related to Party A’s (whether or not related to the performance of its duties) whether or not Party B can apply for patent, trademark or other rights;

4.	主要利用甲方的资金、设备、零部件、原材料或者不对外公开的技术情报、技术材料、资源信息及商业秘密等所研发的知识产权。

4. Intellectual Property rights that are researched and developed mainly by using Party A's fund, equipment, spare parts, raw materials or closed technical information not disclosed to the public, technical materials, resource information and trade secrets.

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 乙方进一步同意,如上述规定的知识产权或与其有关的任何权利和利益依法不能由乙方转让给甲方时,乙方在此授予甲方一项排他性的、无偿的、可转让的、不可撤销的、全球性的实施该等不可转让的权利、所有权和利益的许可(并有向多层次的分许可人进行分许可的权利)。如上述发明中或与其有关的任何权利、所有权和利益既不能由乙方转让给甲方或亦不能许可甲方实施时,乙方应不可撤销地放弃并同意永不向甲方或甲方受让人就该等不可转让、不可许可权利中的权利、所有权和利益提出主张。

Party B further agrees that, if the Intellectual Property Rights and any related rights and interests set forth above cannot be transferred by Party B to Party A in accordance with the law, Party B hereby grants Party A exclusive, free, transferable, irrevocable, and global enforceable non-transferable rights, ownership and interests (and also licensing of rights to sublicenses of multiple layers). If any invention, right, title and interests discussed above cannot be transferred or licensed by Party B to Party A, Party B shall irrevocably waive and agree never assert any claim against Party A or assignees of Party A permission with regard to such non-transferrable, non-licensable rights, ownerships, and interests.

三	相关权利的完善

III. Perfection of related rights

3.1	乙方同意,在受聘于甲方期间及其离职后的两年内,如为甲方合法取得或维持上述知识产权的所有权所需要,乙方将按照甲方的要求签署有关文件或提供必要的协助。

Party B agrees that when employed by Party A and two years after leaving office, Party B will sign the relevant documents according to the requirements of Party A or provide assistance if it is necessary for Party A to legally acquire or maintain the ownership of the intellectual property rights.

3.2	如果甲方无论出于何种理由未能取得上述所必须的任何文件或任何该等文件未获得乙方本人签名,乙方在此确认不可撤销地指定并委任甲方和甲方适当授权的高级管理人员和代理作为乙方的代理和实际代理人,代表乙方并代替乙方:

3.2 If for or reason, Party A fails to obtain the necessary file or any such documents are not signed by Party B, Party B hereby confirm that will irrevocable appointed senior management personnel of Party A acting as agent and the actual agent of Party B and acts, on behalf of Party B.

(a)	签署、提交、申请、登记和转让记录任何该等申请;

Sign, submit, apply for, register and transfer record any such application;

(b)	签署并提交任何该等执行所需的文件;

Sign and submit documents for the enforcing rights;

(c)	采取所有其他合法行为,推动职务发明中的专利、著作权、商业机密或其它权利的提交、申请、登记、转让记录、签发和执行,如同乙方亲自签署一般具有同等法律效力。

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Take all other legal acts, promote the submissions, application, registration, transfer of records, issuing and execution of service invention patent, copyright, trade secret or other rights, personally signed by Party B have the same legal effect.

3.3	在未经甲方书面同意前,乙方无权利且不得直接或间接:

3.3 Without written consent of Party A, Party B has no rights and shall not directly or indirectly:

(a)	复制、改编、修改、翻译、生产、营销、出版(发布)、发行、销售、许可或部分许可、转让、租赁、传送、传播、展示或使用上述知识产权、其任何部分或任何形式的复制品;

Reproduction, adaptation, modification, translation, production, marketing, publishing (releasing), distribution, sales, licensing or partial licensing, transfer, lease, delivery, transmission, display or use of above Intellectual Property or any part, and reproduction in any form;

(b)	将上述知识产权、其任何部分或任何形式的复制品用于创作派生作品、提供电子方式的访问或阅读或存入计算机存储器;

The above referenced intellectual property or any part thereof or copies in any form used for creating derivative works, providing visits or access electronically or being saved in the computer memory;

(c)	引起其他人的任何上述行为。

Causing any of the above behavior of others.

四.	乙方承诺,在任何时间,仅为甲方利益、并按甲方所要求的方式使用本协议第一条规定的知识产权;非经甲方的书面授权,不对其作任何形式的处分/处置。在与甲方的劳动关系解除或者终止后,。

IV. Party B promises to use intellectual property rights stipulated in Article 1 of this agreement just for the interests of Party A and in the way required by Party A; , at any time, Party B promises not to make any form of disposal of such rights without Party A's written authorization, Party B will immediately cease all use of the intellectual property rights after terminating the employment relationship with Party A.

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五.	甲方与乙方的劳动关系解除或者终止后,乙方承诺,不再声称是甲方的雇员、或声称其具有代表甲方的权利,且不得以任何形式(有偿或无偿、直接或间接)侵占、使用或者擅自复制、带走甲方拥有知识产权的任何文件、资料,除非事先得到甲方的书面许可。

After the termination of employment relationship with Party B, Party B promises that it no longer claims to be an employee of Party A, or claims that it has right to act on behalf of Party A, and shall not in any form (paid or unpaid, directly or indirectly) occupy, use, or copy, take any documents, data of which Party A has intellectual property rights unless it has obtained prior written approval from Party A.

六.	如乙方未遵守上述各项协议内容,盗取、泄密、侵犯本协议所述的“知识产权”,构成违反职业道德或侵犯甲方知识产权的行为,将承担由此而引发的法律责任并全额赔偿给甲方造成的所有损失。

VI. If Party B does not comply with the above agreement and steals, leaks or infringes "intellectual property" discussed in this agreement, such behavior violation of professional ethics or infringement intellectual property rights of Party A, and will bear the legal liability arising from the full compensation for all losses caused by Party B.

七.	乙方承诺,在受聘期间,不侵犯甲方拥有的本协议第一条所列知识产权,不侵犯第三方知识产权,否则将承担由此而引发的相应的法律责任和经济赔偿责任。

Party B promises, during the period of its employment, not to infringe intellectual property of Party A listed in Article 1 of this agreement intellectual property rights of third Party and otherwise will bear the corresponding legal responsibility and economic compensation arising from such infringement.

八.	乙方声明,此前未曾与第三方签署过任何包含“竞业禁止”条款的合同; 或者其已与曾经与其签署“竞业禁止”条款的第三方以适当方式解除了该等“竞业禁止”义务。

Party B states it has not previously signed any agreement with "non-compete" terms and conditions with a third Party; or it has negotiated with any third Party it has ever signed "non-compete" terms and conditions in an appropriate way to terminate the "non-compete obligations.

前款所谓“竞业禁止”条款,是指任何第三方限制乙方从事甲方现有工作的条款。

The so-called "non-compete," terms mentioned in the preceding paragraph means any term concerning any third Party’s right to limit the Party B’s performance of its job at Party A.

如因乙方违反上述声明导致甲方被第三方指控连带侵权,乙方应承担与此有关的全部法律责任和经济赔偿责任。

If Party B violates the above statement and accused Party A to be sued for joint infringement by a third Party, Party B shall bear all the legal responsibility and related economic losses.

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九.	竞业禁止义务

IX. Non-compete obligation

在乙方的聘用期限内及其与甲方劳动关系解除或终止后的两年内,乙方不得直接或间接地、以个人名义或是作为其他个人或组织的代表参与,或为他人提供任何咨询服务或其他协助,以协助他人从事任何竞争性活动(事先得到甲方书面许可的除外)。

During the employment of Party B and within two years after the termination of its employment relationship with Party A, Party B shall not directly or indirectly in its name or as representative of the other individuals or organizations participate, or provide any services for others or other assistance, to help others to engage in any competitive activity (except obtaining Party A's written approval in advance)

为本协议目的,“竞争性活动”包括但不限于具有如下特征的行为:(1)从事与甲方已从事的或现从事的或将从事的业务相同或、相似、或相竞争性质的业务活动;(2)通过直接销售或利用网络分销、交易或以其他方式销售与甲方分销、交易或出售的产品相竞争或相似的他方生产的产品;(3)

,上述产品或服务包括甲方正在开发的任何产品或服务或在本协议期间正在策划、开发之中的产品或服务;(4)在与甲方从事同类或与之有竞争关系及其他利害关系的任何单位任职。

For the purpose of this agreement, "competitive activities” includes but not limited to behavior with the following characteristics: (1) engaged in or will be engaged in the business of the same or similar, or the nature of the competitive business activities; (2) through direct sales or using network distribution, trading or sales distribution in other ways (3) provide similar service including the product or service or during the period of this agreement in planning, development of product or service; (4) Party B engaged in the same or with the relationship of any other unit in competition with Party A. .

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十.	在乙方离职后,作为乙方在离职后承担第九条竞业禁止义务的补偿,双方可以协商由甲方向乙方在承担竞业禁止义务的时间里按月支付竞业限制补偿费,补偿费最低不应低于乙方在甲方离职前上一年度税前月工资总额的【50%】。为免生歧义,除非甲方在乙方离职时,要求乙方遵守本竞业禁止条款,否则竞业限制补偿费并不构成甲方的义务。如甲方不支付或停止支付竞业限制补偿费,则乙方自甲方不支付或停止支付竞业限制补偿费之日起不再承担离职后的竞业禁止义务。如果乙方违反竞业禁止义务,应当向甲方支付违约金(数额为甲方向其支付的竞业限制补偿费的3倍)并承担因该违约行为对甲方造成的损失。

After Party B's departure, both parties can negotiate and require Party A to pay monthly non-competition compensation during the period when Party B bears the non-compete obligation as compensation for Party B’s non-compete obligation after leaving Party A. Such compensation should not below [50%] of the total amount of monthly salary of the year before Party B left Party A. For the avoidance of ambiguity, unless Party A requires Party B's to comply with the non-compete term at the time of Party B’s departure, the non-competition compensation does not constitute the obligations of Party A. If Party A does not pay or stop paying the non-competition compensation, Party B shall no longer bear the non-compete obligations since the date when Party A does not pay or stop paying non-competition compensation after Party B’s departure. If Party B violates non-compete obligation, it shall pay liquidated damages to Party A (the amount is 3 times payment of the non-competition compensation for Party B) and bear the losses caused by the breach of Party A.

十一. 在乙方的聘用期限内及其与甲方劳动关系解除或终止后的两年内,乙方不得直接、间接、或通过其关联人士:

During the employment of Party B or within two years after the termination of the termination of the employment relationship removes, Party B shall not directly, indirectly, or through its associated persons:

  1、  指使、引诱、鼓励或以其他方式促成甲方的任何雇员终止与甲方的劳动关系,但乙方经甲方书面同意为履行其职责而采取的行动除外;

1. Instigate, seduce, encourage or otherwise assist any employees of Party A to terminate their labor relationship with Party A, except actions taken for fulfilling its responsibility and with Party A's written consent;

2、 指使、引诱、鼓励或以其他其他方式促成甲方的任何供货商、承包商或客户终止与甲方的合作关系,或从事任何可能对甲方与上述供货商、承包商或客户的合作关系造成不利影响的行为。

2. Instigate, seduce, encourage or in other ways assist any suppliers, contractors, or customers of Party A to terminate cooperation with Party A, or engage in any activity adversely affecting the cooperation of Party A with its suppliers, contractors, or customers.

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十二. 乙方同意违反本协议的任何条款将导致甲方受到不可避免的损失和损害。因此,乙方同意如果其违反了本协议项下任何义务,除非另有规定,甲方有权终止与乙方的劳动关系,而不必向乙方支付任何补偿费,而乙方应当赔偿甲方所有因乙方违约、为阻止乙方违约而作的强制性救济措施或任何部分措施和保证有强制执行力的措施而引起的全部损失和损害。本条规定不妨碍甲方寻求根据中华人民共和国法律可采取的其他任何救济措施。

XI. Party B agrees that violating any provision of this agreement will lead to inevitable loss and damage of Party A, Therefore, Party B agrees that, if it violates any obligation in this agreement, unless specified otherwise, Party A has the right to terminate the labor relationship with Party B, without having to pay any compensation to Party B and Party B shall compensate Party A for all losses and damages resulting from its defaults, mandatory relief measures to prevent the default or any part of the measures and measures to guarantee compulsory enforcement of the agreement. The provisions of this article shall not interfere with Party A’s right to take any other remedial measures according to the laws of the People's Republic of China.

十三. 本协议可由甲方转让给甲方的子公司、分支机构或办事机构,当乙方在上述机构之间被调任时,本协议自动被转让至新的聘用单位而无需由乙方另行签署。或者如新的聘用单位提出要求,则双方协商重新签署新的协议。

XII. This agreement can be transferred to Party A's subsidiaries, branches or offices, when Party B is transferred between branches, this agreement shall be automatically be transferred to a new employing unit without having to be signed by Party B; if requested by the new work units, both sides shall negotiate to sign a new agreement.

十四、本协议作为乙方受聘于甲方的必备文件,经双方签章后在双方签订的《劳动合同》生效日生效。本协议用中文书写,正式文本两份,双方各执一份。

As an necessary documents for Party B’s employment by Party A, this agreement becomes effective after both sides sign or seal it. This agreement is written in Chinese. There are two copies of the official text was, and each Party holds one.

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十五、本协议中的所有条款的标题只是为了方便阅读,不能以任何形式作为对本协议的解释或影响本协议的含意。

The title of all terms in this agreement is only for the convenience of reading, and shall not be an interpretation of this agreement or in any way affect the meaning of this agreement.

十六、所有与本协议有关的通知、要求、请求、承认或其它通信均必须以书面形式作出,并由通知方亲自,通过快递或附有回执的挂号信,递交至以下列出的双方的地址(或该方向另一方以书面形式通知的其它地址)。所有有关本协议的通知、要求、请求、承认或其它通信的送达时间为:(1)亲自递送的情况下为实际递交时;(2)通过快递递交时为交给快递后的三(3)日后视为送达,如三(3)日内送达则以实际送达日为准;(3)如以挂号信(或寄往海外的航空信)的形式投递,则在寄出后的五(5)日后视为送达,如五(5)日内送达则以实际送达日为准。

All related notification, request, or other communication of this agreement must be made in written form, by notifying Party through delivery or receipt of the registered letter attached to the following listed of address of both sides (or Party A give written notice to the other Party of the other address). The delivery time of all notices, demand, request, or other communications under this agreement, is: (1) the actual delivery date when delivered personally; (2) three days after delivery when delivered by Courier, or the actual delivery date if delivered within three days ; (3) five (5) days after mailing if delivered by registered mail or air mail sent to overseas) and the actual delivery date if delivered within five (5) days.

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递交 甲方

Submit to Party A

地址:数海信息技术有限公司

Address: Shuhai Information Technology Co., Ltd收件人:

The recipient:

电话:

Tel:

传真:

Fax:

递交 乙方

Submit to Party B

地址:

Address:

电话:

Tel:

传真:

Fax:

十七.	本协议为劳动合同的附件,受中华人民共和国法律的管辖和保护并依其解释。若协议双方发生争议且协商不成,则任一方均可依法向当地劳动争议仲裁委员会申请仲裁;对仲裁裁决不服的,可以向具有管辖权的人民法院要求裁决。对于有关知识产权保护的规定发生争议的,也可直接向具有管辖权的人民法院起诉。

This agreement is an Annex of Labor contract, protected by the laws of the People's Republic of China, under the jurisdiction and shall be interpreted in accordance with the law of P.R. China. If there is a dispute between the parties and no settlement is reached, either Party may apply to the local labor dispute arbitration committee for arbitration in accordance with the law; if either Party is not satisfied with the arbitral award, it may require the people's court that has jurisdiction to decide. Disputes regarding the protection of intellectual property rights disputes can be directly filed to a people's court with jurisdiction.

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甲方: 数海信息技术有限公司(盖章)

Party A: Shuhai Information Technology Co., Ltd (Seal)

代表: 刘志欣

Representative: Liu Zhixin

乙方(签字) /Zhang Jijin/

Party B(Signature)/s/ Zhixin Liu

日期:同主合同签署日期

Date: same as the signing date of the main contract

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